Exhibit 99.4
ENHANCED GROUP
Investor Relations
ENHANCED GROUP INC. TO BEGIN TRADING ON NYSE
Enhanced Group Inc. Class A Common Stock To Commence Trading Under Ticker Symbol "ENHA"
Business Combination with a Paradise Acquisition Corp. Now Complete
Enhanced Leadership Team to Ring the NYSE Closing Bell at 4:30 PM ET
NEW YORK – May 8, 2026 – Enhanced Group Inc. (“Enhanced”) announced that its Class A common stock will commence trading on the New York Stock Exchange (“NYSE”) under the ticker symbol "ENHA" today following the completion of its business combination with A Paradise Acquisition Corp. (NASDAQ: APAD).
"Today represents a transformative moment for Enhanced as we begin our journey as a publicly traded company," said Maximilian Martin, Co-Founder and Chief Executive Officer of Enhanced. "We are uniquely positioned to demonstrate that performance enhancements can be safely integrated into elite sports under the highest clinical standards and made available to consumers looking to optimize their own health and wellness. This listing provides us with the public platform to revolutionize and lead the performance medicine category."
To celebrate this milestone, Enhanced will ring the NYSE Closing Bell today, Friday, May 8, 2026 at 4:30 PM ET. Joining the Enhanced leadership team for the bell ringing ceremony will be U.S. Olympic gold medallist Cody Miller and silver medallist Fred Kerley.
In addition, Enhanced also posted a Letter from the CEO, Maximilian Martin, on its website at https://investors.enhanced.com/press-releases/.

Forward-Looking Statements
This communication only speaks at the date hereof and may contain, and related discussions contain, “forward-looking statements” within the meaning of U.S. federal securities laws. These statements include descriptions regarding the intent, belief, estimates, assumptions or current expectations of Enhanced or its officers with respect to the consolidated results of operations and financial condition, future events and plans of Enhanced. These forward-looking statements may be identified by a reference to a future period or by the use of forward-looking terminology. Forward-looking statements are typically identified by words such as “expect”, “believe”, “foresee”, “anticipate”, “intend”, “estimate”, “goal”, “strategy”, “plan”, “target” and “project” or conditional verbs such as “will”, “may”, “should”, “could”, or “would” or the negative of these terms, although not all forward-looking statements contain these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Forward-looking statements are not historical facts, and are based upon management’s current expectations, beliefs, estimates and projections, and various assumptions, many of which are inherently uncertain and beyond Enhanced’s control. Such expectations, beliefs, estimates and projections are expressed in good faith, and management believes there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, estimates and projections will be achieved, and actual results may differ materially from what is expressed in or indicated by the forward-looking statements. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to: the outcome of any legal proceedings that may be brought against Enhanced following the announcement of the consummation of the transactions described herein; the inability to complete the transactions described herein; the failure to obtain required regulatory or shareholder approvals; the valuation of Enhanced in connection with the business combination, which was determined through negotiations among affiliated parties and may not represent a market-based valuation; Enhanced’s unproven business model, limited operating history, and minimal revenue to date; the success of the inaugural 2026 Enhanced Games and subsequent events; audience, sponsor and media demand for performance-enhanced competition and related products; the availability of financing and proceeds from the private placement financing described herein; public, medical, regulatory, and ethical scrutiny of performance-enhancement substances and telehealth practices; the evolution of applicable sports, health, and data-privacy regulations; competition from established sports organizations and entertainment providers; insurance coverage limitations and increased operating costs; dependence on key management and medical personnel; exposure to litigation, antitrust or regulatory actions; risks related to market volatility, redemptions and the consummation of the business combination; Enhanced’s ability to develop and, expand its information technology and financial infrastructure; Enhanced’s intellectual property position, including the ability to maintain and protect intellectual property; the need to hire additional personnel and ability to attract and retain such personnel; the ability to recruit and retain athletes, coaches and partners; its ability to obtain additional capital and establish, grow and maintain cash flow or obtain additional and adequate financing; the effects of any future indebtedness on Enhanced’s liquidity and its ability to operate the business; its expectations concerning relationships with third parties and partners; the impact of laws and regulations and its ability to comply with such laws and regulations including laws and regulations relating to consumer protection, advertising, tax, data privacy, and anti-corruption; any changes in certain rules and practices of U.S. and Non-U.S. entities, including U.S.A. Swimming, U.S.A. Track & Field, U.S.A Weightlifting, World Anti-Doping Agency, World Aquatics, World Athletics, the International Weightlifting Federation and other sport governing bodies; its expectations regarding the period during which Enhanced will qualify as an emerging growth company under the JOBS Act; the increased expenses associated with being a public company; and Enhanced’s anticipated use of its existing resources and proceeds from the transactions described herein. There may be other risks not presently known to us or that we presently believe are not material that could also cause actual results to differ materially. Analysis and opinions contained in this communication may be based on assumptions that, if altered, can change the analysis or opinions expressed. In light of the significant uncertainties inherent in the forward-looking statements included in this communication, the inclusion of such forward-looking statements should not be regarded as a representation by us or any other person that the objectives and plans set forth in this communication will be achieved, and you are cautioned not to place substantial weight or undue reliance on these forward-looking statements. These forward-looking statements speak only as of the date they are made and Enhanced disclaims any obligation, except as required by law, to update or revise forward-looking statements, whether as a result of new information, future events or otherwise.
References throughout this communication to websites and reports are provided for convenience only, and the content on the referenced websites or in the referenced reports is not incorporated by reference into this communication. Enhanced assumes no liability for any third-party content contained on the referenced websites or in the referenced reports.
About Enhanced
Enhanced is an elite sports competition and performance products company committed to giving athletes and people alike access to products that optimize their health, performance and recovery. The Enhanced Performance Product line provides consumers access to products, and protocols that optimize health, longevity and vitality. As a premium brand, Enhanced aims to revolutionize and lead the Performance Medicine category.
About The Enhanced Games
The Enhanced Games will champion scientific innovation and integrity in elite sporting competition. Enhanced believes in an objective, evidence-based approach to competition, one that celebrates athletic excellence and unlocks athletes’ full potential. The Enhanced Games is not only creating a sporting event that is thrilling for spectators but also a beacon for scientific transparency and athlete welfare. By putting athletes first, it gives them the opportunity to reach their full potential and be compensated accordingly, all while ensuring their safety through rigorous medical supervision and scientific oversight. The inaugural Enhanced Games will take place on May 24, 2026 and will be held at a purpose-built competition complex at Resorts World Las Vegas. The Games will offer unprecedented financial incentives to athletes.
For Investors Contact:
Asia Gilbert
Head of Investor Relations, Enhanced
investors@enhanced.com
ICR, Inc.

Enhanced@icrinc.com
For Media:
Chris Jones, Chief Communications Officer
media@enhanced.com